                                                                    EXHIBIT 10.7

                           DOMESTIC SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of April 22, 1998, as amended and restated as of November 10, 1998, made by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), and the U.S. Subsidiaries (together with UCAR and the Borrower, the "GRANTORS") in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreements). Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").


                              W I T N E S S E T H:


            WHEREAS, pursuant to the Credit Agreements, the Lenders have severally agreed to make Loans and the Fronting Banks have agreed to issue
Letters of Credit, upon the terms and subject to the conditions set forth therein; and

            WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Fronting Banks to issue the Letters of Credit that the Grantors, other than UCAR and the Borrower, guarantee payment and performance of the Credit Parties' obligations under the Credit Agreements and the other Loan Documents, that UCAR guarantee payment and performance of the Borrower's obligations, including its obligations as a guarantor, under the Credit Agreements and the other Loan Documents and that the Borrower guarantee payment and performance of the other Credit Parties' obligations under the Credit Agreements and the other Loan Documents;

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                                                                               2


            WHEREAS, in satisfaction of such condition, the Grantors have entered into certain Guarantee Agreements for the benefit of the Secured Parties;

            WHEREAS, it is a further condition precedent to the obligations of the Lenders to make the Loans and the Fronting Banks to issue the Letters of Credit that the Grantors shall have executed and delivered this Security Agreement; and

            NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreements and to induce the Lenders to make their respective Loans and the Fronting Banks to issue their respective Letters of Credit, each of the Grantors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

            1.  DEFINED TERMS.

            1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreements and used herein shall have the meanings given in the Credit Agreements, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Instruments and Vehicles.

            (b) The following terms shall have the following meanings:

            "ACCOUNTS": with respect to each Grantor, any and all right, title and interest of such Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from Affiliates of such person, except to the extent that the grant of a security interest in Accounts owed by Affiliates not incorporated or otherwise organized in the United States of America would result in material adverse tax or legal consequences to such Grantor.

            "ACCOUNTS RECEIVABLE": with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now or hereafter arising in the future.

            "AGREEMENT": this Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

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                                                                               3


            "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "COLLATERAL":  as defined in Section 2 of this Agreement.

            "COLLATERAL ACCOUNT": any collateral account established by the Collateral Agent as provided in Section 5.3 or Section 7.2.

            "CONTRACTS": with respect to each Grantor, all rights of such Grantor under contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the Code as in effect on the date hereof.

            "DOCUMENTS": with respect to each Grantor, all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, Equipment, General Intangibles, Inventory and Proceeds.

            "EQUIPMENT": with respect to each Grantor, all equipment, furniture and furnishings, tools, accessories, parts and supplies of every kind and description, wherever located, now or hereafter existing, and all improvements, accessions or appurtenances thereto, including Fixtures, and all other tangible personal property whether or not similar to any of the foregoing items which are now or hereafter acquired by such Grantor (it being understood that "Equipment" does not include Vehicles).

            "FIXTURES": with respect to each Grantor, all items that would otherwise constitute items of Collateral, whether now owned or hereafter acquired, that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

            "GENERAL INTANGIBLES": with respect to each Grantor, as defined in the Uniform Commercial Code in effect in the State of New York on the date hereof to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the Code as in effect on the date hereof, and PROVIDED, FURTHER, that "General Intangibles" shall not include any of the items within Section 2(h) herein, except to the extent that the grant of a security interest in General Intangibles owed by Affiliates not incorporated or otherwise organized in the United States of America would result in material adverse tax or legal consequences to such Grantor.

            "INDEMNITEE": the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

            "INVENTORY": with respect to each Grantor, all right, title and interest of such Grantor in and to goods intended for sale or lease by such person, or consumed in such person's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

            "OBLIGATIONS": with respect to each Grantor, the collective reference to its obligations as obligor or guarantor in respect of (i) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Existing Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Existing Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Existing Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Tranche C Facility Credit Agreement after the maturity of the Loans thereunder and interest accruing at the applicable rate provided in the Tranche C Facility Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Tranche C Facility Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise,
      (iii) each payment required to be made by any Credit Party under the Existing Credit Agreement, when and as due, including payments in respect of reimbursements of L/C Disbursements, interest thereon and obligations to provide cash collateral, (iv) each payment required to be made by any Credit Party under the Tranche C Facility Credit Agreement, when and as due, and (v) all other obligations and liabilities of every nature of the Credit Parties under the Credit Agreements from time to time owed to the Secured Parties or any of them, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document or any other Loan Document and any obligation of the Borrower or any Credit Party under either of the Credit Agreements to a Lender under either Credit Agreement pursuant to an Interest/Exchange Rate Protection Agreement or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or any Credit Party pursuant to the terms of the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document, any other Loan Document or any Interest/Exchange Rate Protection Agreement with a Lender.

            "PROCEEDS": with respect to each Grantor, any consideration received from the sale, exchange or other disposition of any asset or property which constitutes Collateral owned by it, any value received as a consequence of the possession of any such Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes such Collateral, and shall include, without limitation, (a) all cash and negotiable instruments received or held on behalf of the Collateral Agent pursuant to Section 5.3 and (b) any claim of such Grantor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

            "U.S. SUBSIDIARY": a Subsidiary incorporated o rotherwise organized in the United States of America.

            1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the Obligations, each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in all of the following property now owned or at any time hereafter acquired by such Grantor, subject to Permitted Liens (as defined below) (collectively, with respect to each Grantor, the "COLLATERAL"):

            (a) all Accounts Receivable;

            (b) all Contracts;

            (c) all Documents;

            (d) all Equipment;

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Inventory;

            (h) all books and records pertaining to the Collateral; and

            (i) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Notwithstanding anything contained in this Agreement or any Loan Document to the contrary, "Collateral" shall not include any property of the type specified in Sections 2(b), (d) (to the extent such Equipment constitutes Fixtures), (e), (f) and (g) if the granting of a Lien by such Grantor hereunder would violate the terms of, or otherwise constitute a default under, any document or instrument to which any Loan Party is a party (other than those documents or instruments between or among the Loan Parties and/or their Affiliates only) relating to the ownership of, or pertaining to any rights or interests held in such property, provided that the terms to be violated or default that would result in the event of the granting of the Lien hereunder are typical or customary in connection with the document or instrument to which they relate.

            Such security interests are granted as security only and shall not subject any Secured Party to, or in anyway alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

            3. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, as to itself and the Collateral in which the security interest is created by it hereunder, that:

            3.1 TITLE; NO OTHER LIENS. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist pursuant to the Credit Agreements (the "PERMITTED LIENS"), such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except such as have been filed, pursuant to this Agreement, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, or in respect of Permitted Liens.

            3.2 AUTHORITY. Such Grantor has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

            3.3 ENFORCEABLE OBLIGATION; PERFECTED, FIRST PRIORITY SECURITY INTERESTS. This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement
(a) upon completion of the filings and other actions specified in SCHEDULE I attached hereto shall constitute perfected security interests in such Collateral in favor of the Collateral Agent for the ratable benefit of the Secured Parties, and (b) are prior to all other Liens (other than Permitted Liens) on such Collateral in existence on the date hereof.

            3.4 INVENTORY AND EQUIPMENT. The Inventory and the Equipment owned by such Grantor are kept at the locations listed in SCHEDULE II hereto, which shall be updated from time to time in accordance with Section 4.5 of this Agreement, or at such other locations as shall be permitted by Section 4.4, provided that in the case of any Equipment that in the ordinary course of a Grantor's business is moved to a Vehicle, such Equipment may also be kept on or near such Vehicle as is usual in the ordinary course of business.

            3.5 CHIEF EXECUTIVE OFFICE. As of the date hereof, such Grantor's chief executive office and chief place of business is located at the location listed in Section 9.01 of the Credit Agreements or under its signature set forth below.

            3.6 FARM PRODUCTS. None of such Collateral constitutes, or is the Proceeds of, Farm Products.

            4. COVENANTS. Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

            4.1 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If an Event of Default shall have occurred and be continuing and if any amount payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by any promissory note, other instrument or chattel paper, upon the request of the Collateral Agent, such promissory note, instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

            4.2 MAINTENANCE OF INSURANCE. Such Grantor shall maintain insurance policies in accordance with the requirements of Section 5.02 of the Credit Agreements.

            4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. (a) Such Grantor shall cause all filings and other actions listed in SCHEDULE I to be taken. Such Grantor shall maintain the security interests created by this Agreement as first, perfected security interests subject only to Permitted Liens and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

            (b) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

            4.4 CHANGES IN LOCATIONS,  NAME, ETC. Such Grantor shall not, except
(x) upon prior written notice to the Collateral Agent and delivery to the Collateral Agent of a written supplement to SCHEDULE II showing the additional location or locations at which Inventory or Equipment shall be kept, and (y) if filings under the UCC or otherwise have been made which maintain in favor of the Collateral Agent a valid, legal and perfected security interest in such Collateral subject to no liens, other than Permitted Liens,

            (a) permit any of the Inventory or Equipment owned by it to be kept at a location other than those listed in SCHEDULE II hereto or Vehicles as described in Section 3.4, except for Inventory and Equipment in transit between locations described in this paragraph (a) or transferred to a foreign Subsidiary in a transaction permitted by the Credit Agreements;

            (b) change the location of its chief executive office and chief place of business from that specified in Section 3.5; or

            (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Collateral Agent in connection with this Agreement would become seriously misleading.

            4.5 FURTHER IDENTIFICATION OF COLLATERAL. Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral owned by it and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            4.6  NOTICES.   Such  Grantor  shall  advise  the  Collateral  Agent
promptly, in reasonable detail, at its address set forth in Section 9.01 of the Credit Agreements of:

            (a) any Lien (other than security interests created hereby or Permitted Liens) on, any material portion of the Collateral; and

            (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of (i) the Collateral owned by it and (ii) all other Collateral (as such term is defined in the other Security Documents) of the Borrower and its U.S. Subsidiaries taken as a whole.

            4.8 COLLATERAL  AGENT'S  LIABILITIES AND EXPENSES;  INDEMNIFICATION.
(a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall, as between the Collateral Agent and the Grantors, be borne exclusively by the Grantors.

            (b) Each Grantor hereby agrees to pay all expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 9.05 of the Credit Agreements.

            (c) Any amounts payable by a Grantor as provided hereunder shall be additional Obligations of it secured hereby and by the other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreements, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

            4.9 USE AND DISPOSITION OF COLLATERAL. A Grantor shall not (i) make or permit to be made an assignment, pledge or hypothecation of the Collateral owned by it, and shall grant no other security interest in such Collateral (other than pursuant hereto or except for any Permitted Liens) or (ii) make or permit to be made any transfer of such Collateral, and shall remain at all times in possession thereof other than transfers to the Collateral Agent pursuant to the provisions hereof; notwithstanding the foregoing, such Grantor may use and dispose of such Collateral in any lawful manner not in violation of the provisions of this Agreement, the Credit Agreements or any other Loan Document to which it is a party, unless the Collateral Agent shall, after an Event of Default shall have occurred and during the continuance thereof, notify such Grantor not to sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral other than Inventory in the ordinary course of business, Permitted Foreign Transfers and other than any other transfers between the Borrower or a Wholly Owned Subsidiary that is a Grantor and a Borrower or a Wholly Owned Subsidiary that is a Grantor.

            5.  PROVISIONS RELATING TO ACCOUNTS.

            5.1 GRANTORS REMAIN LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            5.2 ANALYSIS OF ACCOUNTS. The Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Collateral Agent's reasonable request and at the expense of each Grantor, each Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's reasonable satisfaction the existence, amount and terms of any Accounts.

            5.3 COLLECTIONS ON ACCOUNTS. (a) The Collateral Agent hereby authorizes each Grantor to collect the Accounts, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent as provided in Section 7.3, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

            (b) At the Collateral Agent's reasonable request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            5.4 REPRESENTATIONS AND WARRANTIES. (a) As of the date hereof, the place where each Grantor keeps its records concerning the Accounts is at the location listed in SCHEDULE III hereto.

            (b) As of the date hereof, the amounts owing with respect to Accounts of obligors which are Governmental Authorities do not constitute more than 15% of the average aggregate amount owing on the Accounts owing to UCAR, the Borrower, and any

Subsidiaries, taken as a whole, during the most recently ended period of twelve consecutive calendar months.

            5.5 COVENANTS. (a) The amount represented by each Grantor to the Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such account debtor or debtors thereunder.

            (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business if the Collateral Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances during the continuance of such Event of Default.

            (c) Unless a Grantor shall deliver prior written notice, identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in Section 5.4(a).

            6.  PROVISIONS RELATING TO CONTRACTS.

            6.1 GRANTORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Secured Party of any payment relating to such Contract pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.2 COMMUNICATION WITH CONTRACTING PARTIES. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Contracts.

            7.  REMEDIES.

            7.1 NOTICE TO ACCOUNT DEBTORS AND CONTRACT PARTIES. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Collateral Agent.

            7.2 PROCEEDS TO BE TURNED OVER TO COLLATERAL AGENT. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section
5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Collateral Agent's request be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, upon the Collateral Agent's request (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Sections VII(g) and VII(h) of the Credit Agreements shall be deemed to constitute a request by the Collateral Agent for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in a Collateral Account maintained under the sole dominion and control of the Collateral Agent and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall subject to Section 7.3 continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7.3.

            7.3 APPLICATION OF PROCEEDS. If an Event of Default shall have occurred and be continuing, and the Collateral Agent shall have requested a Grantor to take any action set forth in Section 5.3(a) or 7.2 or the Collateral Agent shall have taken any action pursuant to Section 7.4, the Collateral Agent shall apply the proceeds as follows:

            FIRST, to the payment of the reasonable costs and expenses of the Collateral Agent as set forth in Sections 7.4 and 15;

            SECOND, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any L/C Disbursement or Letter of Credit or under any Interest/Exchange Rate Protection Agreement, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them;

            THIRD,  to the  payment  and  discharge  in full of the  Obligations
      (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

            FOURTH, after payment in full of all Obligations, to the applicable Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

            7.4 CODE REMEDIES. If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Collateral or reasonably relating to such Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 7.3, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

            7.5 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay (i) in the case of UCAR, its Obligations or those of the Borrower (including as guarantor) and (ii) in the case of each other Grantor, the Obligations and the reasonable fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

            8. COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT; COLLATERAL AGENT'S PERFORMANCE OF GRANTORS' OBLIGATIONS.

            8.1 POWERS. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

            (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

            (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof,

            (c) to execute,  in connection with any sale provided for in Section
      7.4  hereof,  any  endorsements,   assignments  or  other  instruments  of
      conveyance or transfer with respect to the Collateral; and

            (d)(i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (vii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon such Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

            8.2 PERFORMANCE BY COLLATERAL AGENT OF GRANTOR'S OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            8.3 GRANTOR'S REIMBURSEMENT OBLIGATION. The expenses of the Collateral Agent reasonably incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.07 of the Credit Agreements, from the date payment is demanded by the Collateral Agent to the date reimbursed by a Grantor, shall be payable by the Borrower to the Collateral Agent on demand.

            8.4 RATIFICATION; POWER COUPLED WITH AN INTEREST. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            9. DUTY OF COLLATERAL AGENT. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. No Secured Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            10. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, each Grantor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            11. AUTHORITY OF COLLATERAL AGENT. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other
Secured Parties, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

            12. NOTICES. All notices, requests and demands to or upon the Secured Parties or the Grantors under this Agreement shall be given or made in accordance with Section 9.01 of the Credit Agreements and addressed as follows:

            (a)  if to any Secured Party or any Credit Party, in accordance with
      Section 9.01 of the Credit Agreements;

            (b) if to any Grantor that is not a Credit Party, at its address set forth under its signature below.

            13. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

            14. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance of any Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as any Letter of Credit is outstanding and so long as the Commitments have not been terminated.

            15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

            16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or any Secured Party or its properties in the courts of any jurisdiction.

            (b) Each Grantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            17. RELEASE. (a) This Agreement and the security interest created hereunder shall terminate when all Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments under the Credit Agreements and no Letters of Credit are outstanding, at which time the Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 17(a) shall be without recourse to or warranty by the Collateral Agent.

            (b) All Collateral used, sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreements (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Collateral and (ii) any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Collateral.

            18. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            19.  AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.

            19.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Collateral Agent, PROVIDED that any provision of this Agreement may be waived by the Required Secured Parties pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

            19.2 NO WAIVER BY COURSE OF CONDUCT. No Secured Party shall by any act (except by a written instrument pursuant to Section 19.1 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

            20. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            21. SECTION HEADINGS. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Secured Parties and their successors and assigns, PROVIDED that this Agreement may not be assigned by any Grantor without the prior written consent of the Collateral Agent.

            23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            24. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

            25. ADDITIONAL GRANTORS. Pursuant to Section 5.11 of the Credit Agreements, each U.S. Subsidiary that was not in existence or not a U.S. Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a U.S. Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such U.S. Subsidiary of an instrument in the form of Exhibit A-1, such U.S. Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                    UCAR INTERNATIONAL INC.

                                      by     /s/ Corrado F. DeGasperis
                                        ----------------------------------------
                                          Name:  Corrado F. DeGasperis
                                          Title:  Controller


                                    UCAR GLOBAL ENTERPRISES INC.

                                      by     /s/ Corrado F. DeGasperis
                                        ----------------------------------------
                                          Name:  Corrado F. DeGasperis
                                          Title:  Controller



                                    EACH OF THE SUBSIDIARY GRANTORS
                                    LISTED ON SCHEDULE IV HERETO

                                      by     /s/ Corrado F. DeGasperis
                                        ----------------------------------------
                                          Name:  Corrado F. DeGasperis
                                          Title:  Attorney-in-Fact


                                    THE CHASE MANHATTAN BANK,
                                    as Collateral Agent,

                                      by     /s/ Marian Schulman
                                        ----------------------------------------
                                          Name:  Marian Schulman
                                          Title:  Vice President

SCHEDULES:

Schedule I        Filings and Other Actions Required to Perfect
                  Security Interests
Schedule II       Inventory and Equipment
Schedule III      Records of Accounts
Schedule IV       Subsidiary Grantors

                                                                      SCHEDULE I
                                                           TO SECURITY AGREEMENT








                        FILINGS AND OTHER ACTIONS
                 REQUIRED TO PERFECT SECURITY INTERESTS

Filings



I.    Filing Offices for:     UCAR Carbon Company Inc.
                              UCAR Carbon Technology Corporation

            a.    California:
                     (i)      Orange County Clerk and Recorder
                                  Santa Ana, CA  92701

                    (ii)      Secretary of State, California

            b.    Connecticut:
                     (i)      Town Clerk Danbury

                    (ii)      Secretary of State, Connecticut

            c.    Illinois:
                     (i)      Crawford County Recorder
                                  Robinson, IL  62454

                    (ii)      Secretary of State, Illinois

            d.    New York:
                     (i)      Niagara County Clerk
                                  Lockport, NY  14094

                    (ii)      Secretary of State, New York

            e.    Ohio:
                     (i)      Cuyahoga County Recorder
                                  Cleveland, OH 44113

                    (ii)      Secretary of State, Ohio

            f.    Tennessee: (UCAR Carbon Company Inc. Only)
                     (i)      Lawrence County Register of Deeds
                                  Lawrenceburg, TN 38464

                    (ii)      Maury County Register of Deeds
                                  Columbia, TN  38401

                   (iii)      Montgomery County Register
                                  Clarksville, TN  37040

                    (iv)      Secretary of State, Tennessee

            g.    West Virginia:
                     (i)      Harrison County Clerk
                                  Clarksburg, WV  26301

                    (ii)      Secretary of State, West Virginia

II.   Filing Offices for:     UCAR Holdings Inc.
                              UCAR Holdings II, Inc.
                              UCAR Holdings III, Inc.
                              UCAR Carbon Foreign Sales Corporation
                              UCAR Composites Inc.
                              UCAR International Trading Inc.

            a.    Connecticut:
                     (i)      Town Clerk Danbury

                    (ii)      Secretary of State, Connecticut

            b.    Ohio:
                     (i)      Cuyahoga County Recorder
                                  Cleveland, OH  44113

                    (ii)      Secretary of State, Ohio

            c.    California (UCAR International Trading Inc.
                  Only):
                     (i)      Orange County Clerk and Recorder
                                  Santa Ana, CA 92701

                    (ii)      Secretary of State, California

III.  Filing Offices for UCAR International Inc. and UCAR
Global Enterprises Inc.:

            a.    Connecticut
                     (i)      Town Clerk Danbury

                    (ii)      Secretary of State, Connecticut

            b.    New York:
                     (i)      County Clerk, New York County

                    (ii)      Secretary of State, New York

            c.    Ohio:
                     (i)      Cuyahoga County Recorder
                                  Cleveland, OH  44113

                    (ii)      Secretary of State, Ohio

IV.   Filing Offices for Mortgages of UCAR Carbon Company
Inc.:

            a.    Ohio:
                     (i)      Cuyahoga County Recorder
                                  Cleveland, OH  44113

                    (ii)      Secretary of State, Ohio

            b.    Tennessee:
                     (i)      Lawrence County Register of Deeds
                                  Lawrenceburg, TN  38464

                    (ii)      Maury County Register of Deeds
                                  Columbia, TN  38401

                   (iii)      Montgomery County Register
                                  Clarksville, TN  37040

                    (iv)      Secretary of State, Tennessee

            c.    West Virginia:
                     (i)      Harrison County Clerk
                                  Clarksburg, WV  26301

                    (ii)      Secretary of State, West Virginia

            d.    New York:
                     (i)      Niagara County Clerk
                                  Lockport, NY  14094

                    (ii)      Secretary of State, New York

            e.    Illinois:
                     (i)      Crawford County Clerk
                                  Robinson, IL 62454

                    (ii)      Secretary of State, Illinois

                                                                     SCHEDULE II
                                                           TO SECURITY AGREEMENT








                     INVENTORY AND EQUIPMENT LOCATIONS



Highway 43 South
Lawrenceburg, TN 38464

Philippi Pike
Anmoore, WV 26323

Highway 7,
Santa Fe Pike
Columbia, TN 38401

Hwy 79N @
Hampton Station Rd.
Clarksville, TN 37040

12900 Snow Road
Parma, OH 44130

3625 Highland Avenue
Niagara Falls, NY 14305

39 Old Ridgebury Road
Danbury, CT 06817

Rural Route 3
Robinson, IL 62454

5 Burroughs
Irvine, CA 92718

11709 Madison Avenue
Lakewood, OH  4107

                                                                    SCHEDULE III
                                                           TO SECURITY AGREEMENT








                               RECORDS OF ACCOUNTS




Description

     All records concerning the accounts of UCAR International Inc., UCAR International Acquisitions Inc., UCAR Global Enterprises Inc. and the U.S. Subsidiaries are located at:

                                 12900 Snow Road
                                 Parma, OH 44130

                                                                     SCHEDULE IV
                                                       TO THE SECURITY AGREEMENT


                               SUBSIDIARY GRANTORS



UCAR Carbon Company Inc.

UCAR Carbon Technology Corporation

UCAR Holdings Inc.

UCAR Holdings II Inc.

UCAR Holdings III Inc.

UCAR International Trading Inc.

Union Carbide Grafito, Inc.

UCAR Composites Inc.

                                                                  EXHIBIT A-1 TO
                                                              SECURITY AGREEMENT












                         SUPPLEMENT  NO.  dated  as  of [  ],  to  the  Security
                    Agreement dated as of April 22, 1998, as amended and restated as of November 10, 1998 (the "SECURITY AGREEMENT"), among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation as borrower (the "BORROWER"), each of the U.S. Subsidiaries (such term and each other capitalized term used but not defined having the meaning given it in the Security Agreement, and if not defined therein, having the meaning given it in Article I of the Credit Agreements), party thereto (together with the Borrower, the "GRANTORS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (the "COLLATERAL AGENT") for the Secured Parties.


            A. Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

            B. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreements. Pursuant to Section 5.11 of the Credit Agreements, each U.S. Subsidiary that was not in existence or not a U.S. Subsidiary on the date thereof is required to enter into the Security Agreement as a Grantor upon becoming a U.S. Subsidiary. Section 25 of the Security Agreement provides that additional U.S. Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW GRANTOR") is a U.S. Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreements to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional

Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Grantor agree as follows:

            SECTION 1. In accordance with Section 25 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Grantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

            SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.

            SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

            SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreements. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

            IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.



                                        [NAME OF NEW GRANTOR],

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Address:


                                        THE CHASE MANHATTAN BANK, as
                                        Collateral Agent,

                                           by
                                             -----------------------------------
                                             Name:
                                             Title: